DISCONTINUED OPERATIONS - Condensed cash flows of lottery business related VIEs (Details) - Discontinued Operations [Member] - Variable Interest Entity, Primary Beneficiary - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
DISCONTINUED OPERATIONS
Net cash used in operating activities	$ (2,985)	$ (5,960)
Net cash (used in) provided by investing activities	953	2,826
Net cash provided by (used in) financing activities	(26,955)	3,026
Effect of foreign exchange on cash	$ 381	$ 1,889